UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2010

PAETEC Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-52486	20-5339741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One PAETEC Plaza 600 Willowbrook Office Park Fairport, New York		14450
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 340-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K of PAETEC Holding Corp. (the “Company”) that was filed with the Securities and Exchange Commission on December 6, 2010 (the “Original Form 8-K”) to report, among other matters, the completion of the Company’s acquisition by merger of Cavalier Telephone Corporation, a privately-held Delaware corporation (“Cavalier”), on December 6, 2010. This Form 8-K/A amends Item 9.01 of the Original Form 8-K to provide certain financial statements of Cavalier and to provide certain unaudited pro forma financial information of the Company in connection with the Company’s acquisition of Cavalier.

Item 9.01.    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Cavalier and its subsidiaries as of December 31, 2009 and 2008, and for the years then ended, and as of December 31, 2008 and 2007, and for the years then ended, and the unaudited consolidated financial statements of Cavalier and its subsidiaries as of and for the three months and nine months ended September 30, 2010 and 2009 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated in this Item 9.01(a) by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of PAETEC Holding Corp. as of September 30, 2010, for the nine months ended September 30, 2010, and for the year ended December 31, 2009 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated in this Item 9.01(b) by reference.

(d) Exhibits. The following documents are herewith filed as exhibits to this report:

Exhibit Number	Description of Exhibit

23.1	Consent of McGladrey & Pullen, LLP, independent auditor for Cavalier Telephone Corporation.

99.1	Audited consolidated financial statements of Cavalier Telephone Corporation and subsidiaries as of December 31, 2009 and 2008, and for the years then ended, and as of December 31, 2008 and 2007, and for the years then ended, and unaudited consolidated financial statements of Cavalier Telephone Corporation and subsidiaries as of and for the three months and nine months ended September 30, 2010 and 2009.

99.2	Unaudited pro forma condensed combined financial information of PAETEC Holding Corp. as of September 30, 2010, for the nine months ended September 30, 2010, and for the year ended December 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAETEC Holding Corp.

Date: January 7, 2011	/s/ Mary K. O’Connell
Mary K. O’Connell
Senior Vice President, General Counsel and Secretary (Duly Authorized Officer)

Exhibit Index

Exhibit Number	Description of Exhibit

23.1	Consent of McGladrey & Pullen, LLP, independent auditor for Cavalier Telephone Corporation.

99.1	Audited consolidated financial statements of Cavalier Telephone Corporation and subsidiaries as of December 31, 2009 and 2008, and for the years then ended, and as of December 31, 2008 and 2007, and for the years then ended, and unaudited consolidated financial statements of Cavalier Telephone Corporation and subsidiaries as of and for the three months and nine months ended September 30, 2010 and 2009.

99.2	Unaudited pro forma condensed combined financial information of PAETEC Holding Corp. as of September 30, 2010, for the nine months ended September 30, 2010, and for the year ended December 31, 2009.